UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2007

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, VA 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Acountant

On March 27, 2007, our audit committee approved the dismissal of KPMG LLP (“KPMG”) as our independent registered public accounting firm. Concurrent with this action on the same date, our audit committee appointed Yount, Hyde & Barbour, P.C. (“YHB”) as our new independent registered public accounting firm. The decision to change accountants was approved by the audit committee and ratified by the Board of Directors.

During the two most recent fiscal years ended December 31, 2006 and 2005 and from January 1, 2007 to the date of this Report, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of Hampton Roads Bankshares, Inc. and subsidiaries as of and for the years ended December 31, 2006 and 2005, and on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report on the consolidated financial statements of Hampton Roads Bankshares, Inc. and subsidiaries as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that “As discussed in note 1(l) to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, on January 1, 2006.”

We have fully authorized KPMG to respond fully to the inquiries of YHB concerning the subject matter of any agreements or events and to all other inquiries.

During the two most recent fiscal years ended December 31, 2006 and 2005 and from January 1, 2007 to the date of this Report, YHB was not engaged as either the principal accountant to audit the Company’s consolidated financial statements or as the auditor of a significant subsidiary of the Company and on whom KPMG was expected to express reliance in its reports.

Further, during the two most recent fiscal years ended December 31, 2006 and 2005 and from January 1, 2007 to the date of this Report, neither the Company nor anyone on the Company’s behalf had consulted YHB regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting, or the effectiveness of internal control over financial reporting, or any other matter or reportable event described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

We provided KPMG with a copy of the foregoing disclosures. A copy of a letter from KPMG to the Securities and Exchange Commission, dated March 29, 2007, is attached as Exhibit 16.1 to this Report.

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Item 9.01	Financial Statements and Exhibits

Exhibit No.
16.1	Letter dated March 29, 2007, from KPMG LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date March 30, 2007	By:	/s/ Jack W. Gibson
Jack W. Gibson
President and Chief Executive Officer

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